INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                 AFL-CIO Housing Investment Trust
              (Name of Registrant as Specified In Its Charter)

                   ______________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       _______________________
    2) Aggregate number of securities to which transaction applies:

       _______________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________
    4) Proposed maximum aggregate value of transaction: ________________
    5) Total fee paid: _____________________________________________________

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

June 30, 2008

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2008 Annual Meeting of Participants and a Proxy Statement describing proposals relating to the reelection of the Chairman and certain Trustees of the Board of Trustees, the ratification of the independent registered public accounting firm and other indicated matters that may properly come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                                             Sincerely,

                                             /s/ Stephen Coyle

                                             Stephen Coyle
                                             Chief Executive Officer

                     PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT

SC/mo
opeiu #2, afl-cio

Enclosures

                        AFL-CIO HOUSING INVESTMENT TRUST

                                      PROXY

                       2008 Annual Meeting of Participants

      The undersigned hereby appoints Helen R. Kanovsky and Mary C. Moynihan and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held July 24, 2008 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) For the reelection of a Chairman to serve until the 2009 Annual Meeting of Participants or until his successor is elected and qualifies:

--------------------------------------------------------------------------------
                             Richard Ravitch

             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

      (II) For the reelection of three (3) Class I Union Trustees and two (2) Class I Management Trustees, to serve until the 2011 Annual Meeting of Participants or until their respective successors are elected and qualify:

--------------------------------------------------------------------------------
                    Arlene Holt Baker (Class I Union Trustee)

             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Richard L. Trumka (Class I Union Trustee)

             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    James A. Williams (Class I Union Trustee)

             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   George Latimer (Class I Management Trustee)

             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Jack Quinn (Class I Management Trustee)

             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

      (III) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's 2008 fiscal year:

--------------------------------------------------------------------------------
             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      (IV) Upon such other matters as may properly come before the meeting:

--------------------------------------------------------------------------------
             FOR  [ ]         AGAINST  [ ]           ABSTAIN   [ ]
--------------------------------------------------------------------------------

The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.
                                    ---

      The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

      The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of the 2008 Annual Meeting of Participants to be held July 24, 2008 and the Proxy Statement dated June 30, 2008.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated: _______________, 2008

Participant ID:

Participant Name:

Number of Units:

By:                  ----------------------------------------------------
                     (Signature)

                     ____________________________________________________
                     (Name - please print)

Title:               ____________________________________________________
                     (please print)

-------------------------------------------------------------------------

To vote via Internet, please use the following User Name and Password*:

User Name:               ________________________________________________

Password:                ________________________________________________

-------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT: THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL: PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:     PLEASE SIGN, DATE AND FAX THIS PROXY TO (202) 331-8190.

BY INTERNET:      PLEASE GO TO https://proxy.aflcio-hit.com AND ENTER THE USER
                  NAME AND PASSWORD INDICATED ABOVE.*

          PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
                         BY MIDNIGHT ON JULY 23, 2008.

----------
* Please note the User Name and Password are case-sensitive.

                        AFL-CIO HOUSING INVESTMENT TRUST

                NOTICE OF THE 2008 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

      Notice is hereby given that the 2008 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037 on July 24, 2008 at 2:00 p.m. for the following purposes:

1. To reelect Richard Ravitch as Chairman of the Board of Trustees to serve until the 2009 Annual Meeting of Participants or until his successor is elected and qualifies;

2. To reelect Arlene Holt Baker, Richard L. Trumka and James A. Williams as Class I Union Trustees and George Latimer and Jack Quinn as Class I Management Trustees to serve until the 2011 Annual Meeting of Participants or until their respective successors are elected and qualify;

3. To ratify the Board of Trustee's selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2008; and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on June 1, 2008 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                                      By Order of the Board of Trustees

                                      /s/ Stephen Coyle

                                      Stephen Coyle
                                      Chief Executive Officer

Dated: June 30, 2008

                        AFL-CIO HOUSING INVESTMENT TRUST

                                 PROXY STATEMENT

                                  June 30, 2008

                                 GENERAL MATTERS

      This Proxy Statement is being sent on June 30, 2008 in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on July 24, 2008, beginning at 2:00 p.m. and at any adjournment(s) thereof.

      A copy of the Trust's Annual Report for the year ended December 31, 2007 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2007 and the most recent Semi-annual Report succeeding the Annual Report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department. Written requests may be directed to the Director of Marketing, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037. Reports may also be accessed on the Trust's website at www.aflcio-hit.com.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the reelection of a Chairman of the Board of Trustees, (ii) the reelection of Trustees, and (iii) ratification of the selection of the Trust's independent registered public accounting firm. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

      The close of business on June 1, 2008 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,370,067.992 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

      Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

      All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

      A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 3,370,067.992 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

      By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

            To vote by proxy through the Internet:

            1) Use a web browser to go to https://proxy.aflcio-hit.com

            2) Enter the User Name* and Password* that are included with this mailing.

            * Please note that the User Name and Password are CASE-SENSITIVE. Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

      In Person: By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

      Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

      Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

            o     FOR reelection of the nominated Chairman (see page 4);

            o     FOR reelection of the nominated Trustees (see page 4); and

            o FOR ratification of the selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2008 (see page 13).

      With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      The vote required for approval of Proposals I, II and III will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

      The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was June 30, 2008.

                        ELECTION OF CHAIRMAN AND TRUSTEES

PROPOSAL I:    TO REELECT THE CHAIRMAN

PROPOSAL II:   TO REELECT THREE (3) CLASS I UNION TRUSTEES AND TWO (2) CLASS I
               MANAGEMENT TRUSTEES

      Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one neutral Trustee is to be the Chairman. The Board of Trustees currently consists of 13 Trustees, seven (7) of whom are Union Trustees (Ayers, Flynn, Holt Baker, Hurt, Sweeney, Trumka, and Williams), five
(5) of whom are Management Trustees (Frank, Latimer, Quinn, Spear and Stanley), and one (1) of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

      The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Holt Baker, Trumka, Williams, Latimer, Quinn and Chairman Ravitch will expire on the day of the Meeting. Each of these Trustees is standing for reelection.

      Ms. Holt Baker commenced service on the Board effective March 11, 2008. In accordance with the Declaration of Trust, she was appointed by a majority of Union Trustees to serve out the remainder of the term of Linda Chavez Thompson, who had resigned.

      The principal occupations and business experience for the past five years of the Class I Trustees standing for reelection are described below under "Nominees for Reelection." If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class I Trustees will serve for three-year terms ending in 2011, or until their respective successors are elected and qualify.

      Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.

NOMINEES FOR REELECTION

      The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                                                                                                        Number of
                                                                                                        Series in    Other
                             Position Held     Term of Office                                           the Trust    Directorships
                                with the       and Length of     Principal Occupation/Business         Overseen by   Held by
Name, Age, Address               Trust          Time Served      Experience During Past 5 Years*         Trustee     Trustee**
------------------------------------------------------------------------------------------------------------------------------------
Richard Ravitch              Chairman        Service Commenced   Principal, Ravitch Rice & Co. LLC;         2        None
610 5th Avenue                               1991, Term          Director, Parsons, Brinckerhoff
Ste. 420                                     expires 2008        Inc.; formerly Co-Chair,
New York, NY 10020                                               Millennial Housing Commission;
Age 74                                                           President and Chief Executive
                                                                 Officer, Player Relations
                                                                 Committee of Major League Baseball.

Arlene Holt Baker            Union Trustee   Service Commenced   Executive Vice President, AFL-CIO;         2        None
815 16th Street, N.W.                        March 2008,         formerly President, Voices for
Washington, DC 20006                         Term Expires        Working Families and Executive
Age 56                                       2008                Assistant to the President,
                                                                 AFL-CIO.

Richard L. Trumka            Union Trustee   Service Commenced   Secretary-Treasurer, AFL-CIO.              2        None
815 16th Street, N.W.                        December 1995,
Washington, DC 20006                         Term Expires
Age 58                                       2008

James A. Williams            Union Trustee   Service Commenced   General President, International           2        None
1750 New York Avenue, N.W.                   June 2005, Term     Union of Painters and Allied
Washington, DC 20006                         Expires 2008        Trades of the United States and
Age 57                                                           Canada; formerly General
                                                                 Secretary-Treasurer, IUPAT.

George Latimer               Management      Service Commenced   Distinguished Visiting Professor           2        Identix
1600 Grand Avenue            Trustee         May 1996,           of Urban Land Studies, Macalester                   Incorporated
St. Paul, MN 55105                           Term Expires        College; formerly, Director,
Age 73                                       2008                Special Actions Office, Department
                                                                 of Housing and Urban Development.

Jack Quinn                   Management      Service Commenced   President, Erie County Community           2        Kaiser
700 13th Street, N.W.        Trustee         June 2005, Term     College; Formerly Member of                         Aluminum
Suite 400                                    Expires 2008        Congress, 27th District, New York.                  Corporation
Washington, DC 20005
Age 57

        THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
                    REELECTION OF THE NOMINATED CHAIRMAN AND
                                CLASS I TRUSTEES.

----------
* None of the Trustees is an "interested person" as defined in the Investment Company Act of 1940, as amended.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

INCUMBENT TRUSTEES

      The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

                                                                                                        Number of
                                                                                                        Series in    Other
                             Position Held    Term of Office                                            the Trust    Directorships
                               with the        and Length of     Principal Occupation/Business         Overseen by   Held by
Name, Age, Address              Trust           Time Served      Experience During Past 5 Years*         Trustee     Trustee**
------------------------------------------------------------------------------------------------------------------------------------
Mark Ayers                   Union Trustee   Service             President, Building and                    2        None
815 16th Street, N.W.                        Commenced           Construction Trades Department,
Suite 600                                    March 2008,         AFL-CIO; formerly Director, IBEW
Washington, DC 20006                         Term Expires        Construction & Maintenance Division.
Age 59                                       2009

John J. Flynn                Union Trustee   Service Commenced   President, International Union of          2        None
1776 Eye Street, N.W.                        May 2000,           Bricklayers and Allied Craftworkers
Washington, DC 20006                         Term Expires        (BAC).
Age 73                                       2009

John J. Sweeney              Union Trustee   Service Commenced   President, AFL-CIO.                        2        None
815 16th Street, N.W.                        April 1981,
Washington, DC 20006                         Term Expires
Age 74                                       2010

Frank Hurt                   Union Trustee   Service Commenced   International President, Bakery,           2        None
10401 Connecticut Avenue                     March 1993,         Confectionery & Tobacco Workers and
Kensington, MD 20895                         Term Expires        Grain Millers International Union.
Age 69                                       2010

Stephen Frank                Management      Service Commenced   Retired; formerly Vice President           2        None
8584 Via Avellino            Trustee         May 2003,           and Chief Financial Officer, The
Lake Worth, FL 33467                         Term Expires        Small Business Funding Corporation.
Age 68                                       2009

Marlyn J. Spear, CFA         Management      Service Commenced   Chief Investment Officer, Building         2        None
500 Elm Grove Road           Trustee         March 1995,         Trades United Pension Trust Fund
Elm Grove, WI 53122                          Term Expires        (Milwaukee and Vicinity).
Age 55                                       2009

Tony Stanley                 Management      Service Commenced   Director, TransCon Builders, Inc.;         2        None
2221 Stonehaven Road         Trustee         December 1983,      formerly Executive Vice President,
Port St. Lucie, FL                           Term Expires        TransCon Builders, Inc.
34952                                        2010
Age 74

----------
* None of the Trustees is an "interested person" as defined in the Investment Company Act of 1940, as amended.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

EXECUTIVE OFFICERS

      All executive officers of the Trust are located at 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037. The executive officers of the Trust are responsible for managing the series of the Trust and are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the Trust are as follows:

                                             Length of
                   Current Position with     Time Served         Previous Principal Occupations during Past 5
Name & Age               the Trust           with the Trust                          Years
----------------------------------------------------------------------------------------------------------------
Stephen F. Coyle   Chief Executive Officer   Service           Chief Executive Officer since 1992, AFL-CIO
Age 62                                       Commenced         Housing Investment Trust.
                                             February 1992

Helen R.           Chief Operating Officer   Served from       Executive Vice President - Finance and
Kanovsky           since January 2002        January 1995      Administration from 1999-2001, AFL-CIO Housing
Age 57                                       through January   Investment Trust; Chief of Staff from 1998-1999
                                             1998; Service     for U.S. Senator John F. Kerry; General Counsel
                                             Recommenced       from 1995-1998, AFL-CIO Housing Investment Trust.
                                             August 1999

Erica              Chief Financial Officer   Service           Controller in 2001, and Chief of Staff and
Khatchadourian     (position formerly        Commenced         Director of Operations from 1997-2000, AFL-CIO
Age 40             titled Executive Vice     April 1993        Housing Investment Trust.
                   President - Finance and
                   Administration) since
                   2001

Chang Suh          Executive Vice            Service           Assistant Portfolio Manager from 2001-2003;
Age 37             President/Chief           Commenced         Senior Portfolio Analyst from 1998-2001, AFL-CIO
                   Portfolio Manager since   April 1998        Housing Investment Trust.
                   March 2003

Mary C.            General Counsel since     Service           Chief Counsel, January 2004 - April 2004; Deputy
Moynihan           April 2004                Commenced         General Counsel in 2003, AFL-CIO Housing
Age 48                                       January 2003      Investment Trust.

Christopher        Associate General         Service           Branch Chief, 2003 - 2007 and Staff Attorney,
Kaiser             Counsel since February    Commenced         2001 - 2003, Division of Investment Management,
Age 43             2007 and Chief            February 2007     Securities and Exchange Commission.
                   Compliance Officer
                   since June 2007

                                             Length of
                   Current Position with     Time Served         Previous Principal Occupations during Past 5
Name & Age               the Trust           with the Trust                          Years
----------------------------------------------------------------------------------------------------------------
Stephanie          Chief Investment Officer  Service           Director, Fannie Mae Production from 2000 - 2001,
Wiggins            - Multifamily Finance     Commenced         AFL-CIO Housing Investment Trust; Director,
Age 43             since January 2001        November 2000     Prudential Mortgage Capital Company; Vice
                                                               President / Multifamily Transaction Manger, WMF
                                                               Capital Corporation.

Harpreet Peleg     Controller since 2005     Service           Formerly Chief Financial Officer, AFL-CIO
Age 34                                       Commenced         Investment Trust Corporation; Supervisor - Gas
                                             March 2005        Settlements, PG&E National Energy Group; Financial
                                                               Analyst, Goldman Sachs

ORGANIZATION OF BOARD OF TRUSTEES

      Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Ravitch, who serves as Chairman of the Committee, Union Trustee Sweeney and Management Trustee Stanley. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session. It did not meet in 2007 and has met once in 2008.

      No committee functions as a compensation committee as such. The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS."

Nominating Committee

      The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. It is composed of Messrs. Ravitch, Stanley and Sweeney, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met two times in 2007 and has met once in 2008.

      The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, all of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust's mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust's Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.

Audit Committee

      The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust's independent registered public accounting firm. The Committee is composed of Chairperson of the Committee, Marlyn Spear (designated Audit Committee Financial Expert), Stephen Frank (designated Audit Committee Financial Expert), Frank Hurt, Richard Trumka, George Latimer, and Tony Stanley, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management. The Audit Committee met three times in 2007 and has met two times in 2008.

Committee of the Whole

      The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees. It did not meet in 2007 and has not met in 2008.

Board of Trustees

      The Board of Trustees met three times during the Trust's fiscal year ended December 31, 2007. Trustees Frank Hurt, Richard Trumka and James Williams attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2007 fiscal year.

      As the Trust's investors are made up primarily of eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust's Chief Operating Officer. Participants may also contact Trustees directly (several of whom sit on the Boards of Participants). In addition, since historically the Trust's Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. One Trustee and no Participants attended the Trust's Annual Meeting in 2007.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During the fiscal year ended December 31, 2007, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The aggregate compensation paid to Trustees in the year ended December 31, 2007 was $23,500. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2007 Compensation Table

      The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2007 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust. As the Trust is a single, self-managed fund, the Trust's staff as of December 31, 2007 included 54 employees. Therefore, in addition to those individuals identified in the table below, the Trust had 47 other employees who earned aggregate compensation exceeding $60,000 during the 2007 fiscal year.

                                                Pension or
                                                Retirement                                Total
                            Aggregate           Benefits Accrued       Estimated Annual   Compensation
                            Compensation From   as Part of the Trust   Benefits Upon      From the Trust
Name of Person, Position    the Trust           Expenses               Retirement(1)      Paid to Trustees
----------------------------------------------------------------------------------------------------------
Stephen Coyle(2)                   $317,596          $171,325             Cannot be         Not applicable
  Chief Executive Officer                                                determined

Chang Suh(3)                        307,903            49,627               $57,082         Not applicable
  Chief Portfolio Manager

Helen R. Kanovsky(4)                298,928            51,224                73,439         Not applicable
  Chief Operating Officer

Richard Ravitch,                     10,000                --                    --                $10,000
  Chairman

Linda Chavez-Thompson,                   --                --                    --                     --
  Union Trustee

John J. Flynn,                        3,000                --                    --                  3,000
  Union Trustee

Stephen Frank                            --                --                    --                     --
Management Trustee

Frank Hurt,                              --                --                    --                     --
  Union Trustee

Edward C. Sullivan,
  Union Trustee                          --                --                    --                     --

John Sweeney,
  Union Trustee                          --                --                    --                     --

Richard Trumka,
  Union Trustee                          --                --                    --                     --

Jon Walters,                             --                --                    --                     --
  Union Trustee

James Williams,                          --                --                    --                     --
  Union Trustee

George Latimer,                       3,500                --                    --                  3,500
  Management Trustee

----------
(1) The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service. See "THE RETIREMENT PLAN" below.

(2) Aggregate Trust Compensation includes $20,500 of deferred compensation in 2007 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Expenses includes $4,000 of matching funds paid into the 401(k) Plan and $167,325 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2007 in lieu of participation in the Retirement Plan, including interest, is $1,445,385 and the total amount deferred under the 401(k) Plan through December 31, 2007, including interest and Trust matching, is $229,159.

(3) Aggregate Trust compensation includes $15,500 of deferred compensation in 2007 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $4,000 of matching funds paid into the 401(k) Plan and $45,627 contributed to the Retirement Plan in 2007 on Mr. Suh's behalf. The total amount deferred by Mr. Suh as of December 31, 2007 under the 401(k) Plan, including interest and Trust matching, is $153,717.

(4) Aggregate Trust Compensation includes $20,500 of deferred compensation in 2007 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $4,000 of matching funds paid into the 401(k) Plan and $47,224 contributed to the Retirement Plan in 2007 on Ms. Kanovsky's behalf. The total amount deferred by Ms. Kanovsky as of December 31, 2007 under the 401(k) Plan, including interest and Trust matching, is $173,119.

                                                  Pension or
                                                  Retirement                                Total
                              Aggregate           Benefits Accrued       Estimated Annual   Compensation
                              Compensation From   as Part of the Trust   Benefits Upon      From the Trust
Name of Person, Position      the Trust           Expenses               Retirement(1)      Paid to Trustees
-------------------------------------------------------------------------------------------------------------
Marlyn J. Spear,                    3,500                  --                   --                3,500
   Management Trustee

Tony Stanley,                       3,500                  --                   --                3,500
   Management Trustee

Jack Quinn,                            --                  --                   --                   --
   Management Trustee

      Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, a Personnel Contract was in effect between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing personnel (other than the Chief Executive Officer) provided to the Trust. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

The Retirement Plan

      Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $230,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 21.00% of eligible employees' base salaries during the twelve months ended December 31, 2007. During 2007, the annual base salaries for pension purposes of Ms. Kanovsky and Mr. Suh were $224,878 and $217,273 respectively.

      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Ms. Kanovsky has approximately 12 and Mr. Suh has approximately 10 credited years of service under the Retirement Plan.

                               Years of Service
  Final Average Salary(1)        15(2)       20(2)       25(2)       30(3)       35(3)
--------------------------     ----------------------------------------------------------
         $ 100,000             $  45,000   $  60,000   $  75,000   $  77,500   $  80,000
           150,000                67,500      90,000     112,500     116,250     120,000
           230,000               103,500     138,000     172,500     178,250     184,000

The 401(k) Plan

      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100 percent of his or her total compensation, up to a maximum of $15,500 in 2007 (or up to $20,500 for eligible employees over the age of 50). In 2008, the Trust is matching dollar-for-dollar the first $4,000 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

      If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

      The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2007 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2007, the distribution or unconditional vesting of which are not subject to future events.

                                                    Deferred from
                                       Paid or        Aggregate      Employer
Name of Individual                   Distributed     Compensation    Matching
---------------------------------    -----------    -------------    --------

Stephen Coyle                                 $0          $20,500     $4,000

Helen R. Kanovsky                              0           20,500      4,000

Chang Suh                                      0           15,500      4,000

----------
(1) The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

(2) 3.00 percent per year up to 25 years.

(3) 0.5 percent per year over 25 years.

          DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
              REGISTERED PUBLIC ACCOUNTING FIRM

      The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust for the fiscal year 2008. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(1) Audit Fees

      The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust's annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $251,000 for the fiscal year ended December 31, 2007.

      The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust's annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended December 31, 2006.

(2) Audit-Related Fees

      The aggregate fees billed for assurance and related services performed by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", were $10,000 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by its independent registered public accounting firm for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for assurance and related services performed by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", are $0 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by its independent registered public accounting firm for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

      The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $0 for the fiscal year ended December 31, 2007. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $16,000 for the fiscal year ended December 31, 2006. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

      The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) above were $9,000 for the fiscal year ended December 31, 2007. The fees covered services connected to the issuance of a report on the Schedule of Rates of Return for the year ended December 31, 2007 and for the period from January 1, 2002 through December 31, 2007, including an opinion on the Global Investment Performance Standards established by the CFA Institute. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item were $8,500 for the fiscal year ended December 31, 2006. The fees covered services connected to the issuance of a report on the Schedule of Rates of Return for the year ended December 31, 2006 and for the period from January 1, 2002 through December 31, 2006, including an opinion on the Global Investment Performance Standards established by the CFA Institute. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for non-audit services provided by the Trust's independent registered public accounting firm to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for non-audit services provided by the Trust's independent registered public accounting firm to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate non-audit fees billed by the Trust's independent registered public accounting firm for services rendered to the Trust and to its investment adviser and other service providers under common control with the investment adviser, as set forth in subparagraph (2), (3) and (4) above, were $9,000 and $8,500 for the fiscal years ended December 31, 2007 and December 31, 2006, respectively. The fees covered services connected to the issuance of reports on the Schedule of Rates of Return for the years ended December 31, 2007 and 2006 respectively and for the periods from January 1, 2002 through December 31, 2007 and from January 1, 2002 through December 31, 2006 respectively. Each of these report included an opinion on the Global Investment Performance Standards established by the CFA Institute.

      The Trust's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

      In connection with its selection of the independent registered public accounting firm, the Trust's Audit Committee has considered the independent registered public accounting firm' provision of non-audit services to the Trust's investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust's independent registered public accounting firm has not performed any non-audit related services to such entities.

PRE-APPROVAL POLICIES AND PROCEDURES

      It is the policy of the Audit Committee to pre-approve the engagement of the Trust's independent registered public accounting firm and to pre-approve each audit and non-audit related service. The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal years 2007 and 2006. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2007 and 2006 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

        THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT
             REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2008.

                PROPOSALS FOR 2009 ANNUAL MEETING OF PARTICIPANTS

      Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2009 Annual Meeting of Participants (expected to be held in July 2009) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2008.

                                  OTHER MATTERS

      The Trust currently has no independent investment adviser.

      At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

      Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                        By Order of the Board of Trustees

                                        /s/ Stephen Coyle

                                        STEPHEN COYLE
                                        Chief Executive Officer